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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2004

                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-24710               52-1700207
(State or other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                   Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY             10020
     (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (212) 584-5100

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

     The Exhibit Index attached hereto is incorporated herein.

Item 12. Results of Operations and Financial Condition.

     On January 28, 2004, we reported our results for the year, and three months, ended December 31, 2003. These results are discussed in the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein in its entirety.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          SIRIUS SATELLITE RADIO INC.


                          By: /s/ Patrick L. Donnelly
                              --------------------------------------------------
                                  Patrick L. Donnelly
                                  Executive Vice President, General Counsel and Secretary

Dated: January 28, 2004


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                                  EXHIBIT INDEX

Exhibit          Description of Exhibit
-------          ----------------------
 99.1     Press Release dated January 28, 2004.


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                         STATEMENT OF DIFFERENCES
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The registered trademark symbol shall be expressed as................... 'r'